UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


     Date of report (Date of earliest event reported)  November 24, 2004
                                                       -----------------

                            GP Strategies Corporation
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

              1-7234                                     13-1926739
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     (Commission File Number)                 (IRS Employer Identification No.)


         777 Westchester Avenue, White Plains, NY                     10604
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         (Address of Principal Executive Offices)                  (Zip Code)

                                 (914) 249-9700
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01   Completion of Acquisition or Disposition of Assets.

In July 2002, the Board of Directors of GP Strategies Corporation (the Company) approved a spin-off of certain of its non-core assets into a separate corporation, National Patent Development Corporation (NPDC). The separation of these businesses was accomplished through a pro-rata distribution (the Distribution) of 100% of the outstanding common stock of NPDC to the Company's stockholders on the record date of the Distribution. Holders of record, on November 18, 2004, of GP Strategies common stock and Class B capital stock received one share of NPDC common stock for each share of GP Strategies common stock or Class B capital stock owned. Shares of NPDC common stock were distributed on November 24, 2004 and are traded publicly under the symbol "NPDV" beginning November 26, 2004.

Previously, NPDC was incorporated on March 10, 1998 as a wholly owned subsidiary of the Company. On March 21, 2003, the Internal Revenue Service issued a favorable tax ruling, which would enable the Distribution to be tax-free. On February 12, 2004, NPDC was recapitalized whereby the authorized capital was changed to 10,000,000 shares of preferred stock and 30,000,000 shares of common stock. On July 30, 2004, the Company contributed the following non-core assets to NPDC in exchange for 17,769,919 shares of common stock:

1.       100% of the outstanding common stock of MXL Industries, Inc (MXL).

2. 9,133,417 common shares of Five Star Products, Inc. (Five Star) (a publicly traded corporation) representing an ownership interest of approximately 64%.

3. 293,271 common shares of Millennium Cell Inc. (a publicly traded corporation).

4. 1,067,900 common shares of Avenue Entertainment Group, Inc. (a publicly traded corporation).

5. 100% of the common stock of JL Distributors, Inc. whose sole asset is a $2,800,000 senior unsecured 8% note receivable from Five Star due June 30, 2005, as amended.

6. An option to acquire 500,000 shares of common stock (an approximate 4% interest) of Red Storm Scientific Inc., a privately held company.

7. Approximately 1,000 acres of undeveloped real property located in Pawling, New York.

8. 100% of the common stock of Chestnut Hill Reservoir Company whose sole asset is certain undeveloped property located in East Killingly, Connecticut.

NPDC then transferred all of the above assets, excluding the MXL stock, to MXL for additional MXL stock. Prior to the contribution, NPDC was inactive and had no operations. In addition, on July 30, 2004, the Company made a cash capital contribution to NPDC, which was immediately transferred to MXL, of $1,250,000 and agreed to make an additional capital contribution to NPDC out of certain proceeds of pending litigation and arbitration claims. The Company transferred an additional $625,000 in cash prior to the Distribution.

After the spin-off became effective, the Company's business is comprised of its training and workforce development business operated by General Physics Corporation and its simulation business operated by GSE Systems, Inc. NPDC is a stand-alone public company owning all of the stock of MXL, the interest in Five Star and certain other non-core assets, previously described. Effective with the spin-off, the historical results of NPDC's operations will be presented as discontinued operations.

Item 9.01.        Financial Statements and Exhibits.

(b) Pro Forma Financial Information

On November 24, 2004, the Company completed the spin-off of NPDC. The following Unaudited Pro Forma Condensed Consolidated Statements of Operations for the nine months ended September 30, 2004 and for each of the years in the three-year period ended December 31, 2003, and the Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2004 give effect to the spin-off by the Company of certain of its non-core assets into a separate corporation, NPDC.

The Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2004 is prepared as if spin-off of NPDC was effective on September 30, 2004 and the Unaudited Pro Forma Condensed Consolidated Statements of Operations for the nine months ended September 30, 2004 and for each of the years in the three-year period ended December 31, 2003 are prepared as if as if spin-off of NPDC had occurred at the beginning of the respective period.

The Unaudited Pro Forma Condensed Consolidated Financial Statements are presented for informational purposes only and are not necessarily indicative of the financial position or results of operations of the Company that would have occurred had the Distribution been consummated as of the dates indicated above. In addition, the Pro Forma Condensed Consolidated Financial Statements are not necessarily indicative of the future financial position or operating results of the Company.

The Unaudited Pro Forma Condensed Consolidated Financial Statements have been prepared by the management of the Company. The statements should be read in conjunction with the Company's historical consolidated financial statements and notes thereto for each of the years in the three-year period ended December 31, 2003 and the nine months ended September 30, 2004, which are included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003, as amended, and its Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2004, respectively. The statements should also be read in conjunction with NPDC's historical financial statements, and the notes thereto for each of the years in the three-year period ended December 31, 2003 and the nine months ended September 30, 2004, which are included in NPDC's Form S-1.

                            GP STRATEGIES CORPORATION
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 2004
                                 (in thousands)

                                                                           GP                Less Amounts
                                                                       Strategies         Related to Spin-off
                                                                      Corporation (1)          of NPDC (2)            Pro Forma
                                                                     ---------------          -----------            ---------
        ---------------------------------------------------------- -------------------- ------------------------ ------------------
        Assets
        Current assets:
            Cash and cash equivalents                                 $    3,818          $     2,233               $    1,585
            Accounts and other receivables, net                           43,063               16,131                   26,932
            Inventories                                                   24,782               24,782                        -
            Costs and estimated earnings in excess of billings
            on uncompleted contracts                                      19,080                    -                   19,080
            Prepaid expenses and other current assets                      6,202                  293                    5,909
        ---------------------------------------------------------- -------------------- ------------------------ ------------------
                 Total current assets                                     96,945               43,439                   53,506
        ---------------------------------------------------------- -------------------- ------------------------ ------------------

        Property, plant and equipment, net                                 8,406                5,741                    2,665
        Intangible assets
            Goodwill                                                      62,552                  202                   62,350
            Patents, licenses and contract rights, net                       814                    -                      814
        ---------------------------------------------------------- -------------------- ------------------------ ------------------
                                                                          63,366                  202                   63,164
        Deferred tax assets                                               11,505                3,746                    7,759
        Other assets                                                       7,699                4,270                    3,429
        ---------------------------------------------------------- -------------------- ------------------------ ------------------
                 Total assets                                          $ 187,921            $  57,398                $ 130,523
        ---------------------------------------------------------- -------------------- ------------------------ ------------------

        Liabilities and  stockholders' equity
        Current liabilities:
            Current maturities of long-term debt                      $      487           $      405                $      82
            Short-term borrowings                                         27,852               19,976                    7,876
            Accounts payable and accrued expenses                         38,199               12,384                   25,815
            Billings in excess of costs and estimated earnings
            on uncompleted contracts                                       8,659                    -                    8,659
        ---------------------------------------------------------- -------------------- ------------------------ ------------------
                 Total current liabilities                                75,197               32,765                   42,432
        ---------------------------------------------------------- -------------------- ------------------------ ------------------

        Long-term debt less current maturities                            13,488                2,622                   10,866
        Other non-current liabilities                                      1,832                    -                    1,832
        ---------------------------------------------------------- -------------------- ------------------------ ------------------
                 Total liabilities                                        90,517               35,387                   55,130
        ---------------------------------------------------------- -------------------- ------------------------ ------------------

        Minority interests                                                 4,064                1,632                    2,432

        ---------------------------------------------------------- -------------------- ------------------------ ------------------
                 Total stockholders' equity                               93,340               20,379                   72,961
        ---------------------------------------------------------- -------------------- ------------------------ ------------------

        ---------------------------------------------------------- -------------------- ------------------------ ------------------
                 Total liabilities and stockholders' equity            $ 187,921            $ 57, 398                $ 130,523
        ---------------------------------------------------------- -------------------- ------------------------ ------------------


(1) Represents historical condensed consolidated balance sheet of the Company as of September 30, 2004, derived from the unaudited condensed consolidated financial statements of the Company included in the Quarterly Report on Form 10-Q for the quarter ended September 30, 2004.

(2) Represents net assets distributed to NPDC as if the spin-off occurred on September 30, 2004 and other adjustments directly attributed to the spin-off. The pro forma adjustment to equity represents an estimate as if the distribution was consummated as of September 30, 2004 and is not necessarily indicative of actual or future adjustments that may be required.

                            GP STRATEGIES CORPORATION
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2004
                        (in thousands, except share data)

                                                                  GP                  Less
                                                              Strategies              NPDC
                                                            Corporation (1)      Operations (2)         Pro Forma (3)
                                                            ---------------      --------------     -   -------------
      Sales                                                  $  228,776            $  87,464              $  141,312
      Cost of sales                                             194,660               72,339                 122,321
      --------------------------------------------------- -------------------- -------------------- ---------------------
      Gross profit                                               34,116               15,125                  18,991
      --------------------------------------------------- -------------------- -------------------- ---------------------

      Selling, general & administrative expenses                (29,468)             (14,322)                (15,146)

      --------------------------------------------------- -------------------- -------------------- ---------------------
             Operating income                                     4,648                  803                   3,845
      --------------------------------------------------- -------------------- -------------------- ---------------------

      Interest expense                                           (2,550)                (948)                 (1,602)
      Investment and other income, net                              671                  425                     246

      --------------------------------------------------- -------------------- -------------------- ---------------------
          Income from operations before income tax
          expense  and minority interests                         2,769                  280                   2,489
      --------------------------------------------------- -------------------- -------------------- ---------------------

      Income tax expense                                         (1,467)                (118)                 (1,349)

      --------------------------------------------------- -------------------- -------------------- ---------------------
          Income   from   operations   before   minority          1,302                  162                   1,140
          interests
      --------------------------------------------------- -------------------- -------------------- ---------------------

      Minority interests                                           (349)                (264)                    (85)

      --------------------------------------------------- -------------------- -------------------- ---------------------
      Net income from continuing operations                       $ 953               $ (102)                $ 1,055
      --------------------------------------------------- -------------------- -------------------- ---------------------

      Per Share Data:
          Basic and diluted  net income from  continuing
          operations per share                                    $0.05                  N/A                  $0.06

      Weighted   average   shares   used  to   calculate
      earnings per common share amounts                      18,158,000                  N/A              18,158,000



(1) Represents historical condensed consolidated statement of operations of the Company for the nine months ended September 30, 2004, derived from the unaudited condensed consolidated financial statements of the Company included in the Quarterly Report on Form 10-Q for the quarter ended September 30, 2004.

(2) Represents the results of operations for entities and net assets distributed to NPDC for the nine months ended September 30, 2004. Selling, general and administrative expenses include only those corporate expenses that were directly attributed to the operations of the NPDC entities. Interest expense includes a corporate allocation based upon the net assets distributed to NPDC as a percentage of the Company's total net assets as of September 30, 2004.

(3) Represents the pro forma condensed consolidated statement of operations of the Company as if the spin-off of NPDC occurred on January 1, 2004 and is not necessarily indicative of actual or future results of the continuing operations of the Company.

                            GP STRATEGIES CORPORATION
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2003
                        (in thousands, except share data)

                                                                 GP                  Less
                                                             Strategies              NPDC
                                                           Corporation (1)      Operations (2)        Pro Forma (3)
                                                           ---------------      --------------        -------------
      Sales                                                 $  168,678            $  28,644              $  140,034
      Cost of sales                                            145,236               22,297                 122,939
      -------------------------------------------------- -------------------- -------------------- --------------------
      Gross profit                                              23,442                6,347                  17,095
      -------------------------------------------------- -------------------- -------------------- --------------------

      Selling, general & administrative expenses               (29,470)              (6,536)                (22,934)

      -------------------------------------------------- -------------------- -------------------- --------------------
             Operating loss                                     (6,028)                (189)                 (5,839)
      -------------------------------------------------- -------------------- -------------------- --------------------

      Interest expense                                          (3,625)                (537)                 (3,088)
      Investment and other income, net                             797                  456                     341

      Valuation adjustment of liability for warrants             1,436                    -                   1,436
      -------------------------------------------------- -------------------- -------------------- --------------------
          Loss from operations before income tax
          expense  and minority interests                       (7,420)                (270)                 (7,150)
      -------------------------------------------------- -------------------- -------------------- --------------------

      Income tax expense                                          (886)                (113)                   (773)

      -------------------------------------------------- -------------------- -------------------- --------------------
          Loss from operations before minority                  (8,306)                (383)                 (7,923)
          interests
      -------------------------------------------------- -------------------- -------------------- --------------------

      Minority interests                                            30                  (30)                     60

      -------------------------------------------------- -------------------- -------------------- --------------------
      Net loss from continuing operations                      $(8,276)              $ (413)               $ (7,863)
      -------------------------------------------------- -------------------- -------------------- --------------------

      Per Share Data:
          Basic and  diluted  net loss from  continuing
          operations per share                                  $(0.48)                 N/A                $ (0.46)

      Weighted   average   shares  used  to   calculate
      earnings per common share amounts                     17,139,000                  N/A              17,139,000


(1) Represents historical condensed consolidated statement of operations of the Company for the year ended December 31, 2003, derived from the audited consolidated financial statements of the Company included in the Annual Report on Form 10-K.

(2) Represents the results of operations for entities and net assets distributed to NPDC for the year ended December 31, 2003. Selling, general and administrative expenses include only those corporate expenses that were directly attributed to the operations of the NPDC entities. Interest expense includes a corporate allocation based upon the net assets distributed to NPDC as a percentage of the Company's total net assets as of December 31, 2003.

(3) Represents the pro forma condensed consolidated statement of operations of the Company as if the spin-off of NPDC occurred on January 1, 2003 and is not necessarily indicative of actual or future results of the continuing operations of the Company.

                            GP STRATEGIES CORPORATION
       UNAUDITED PRO FORMA CONDENSED CONSOLDIATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2002
                        (in thousands, except share data)

                                                                     GP                  Less
                                                                 Strategies              NPDC
                                                               Corporation (1)      Operations (2)       Pro Forma (3)
                                                               ---------------      --------------       -------------
      Sales                                                      $ 152,233              $ 9,996              $ 142,237
      Cost of sales                                                134,768                7,897                126,871
      ------------------------------------------------------ -------------------- ------------------- ---------------------
      Gross profit                                                  17,465                2,099                 15,366
      ------------------------------------------------------ -------------------- ------------------- ---------------------

      Selling, general & administrative expenses                   (21,042)              (1,813)               (19,229)

      ------------------------------------------------------ -------------------- ------------------- ---------------------
             Operating income (loss)                                (3,577)                 286                 (3,863)
      ------------------------------------------------------ -------------------- ------------------- ---------------------

      Interest expense                                              (2,770)                (322)                (2,448)
      Investment and other income, net                                 300                 (847)                 1,147

      ------------------------------------------------------ -------------------- ------------------- ---------------------
          Loss from operations before income tax benefit            (6,047)                (883)                (5,164)
      ------------------------------------------------------ -------------------- ------------------- ---------------------

      Income tax benefit                                               819                  371                    448

      ------------------------------------------------------ -------------------- ------------------- ---------------------
           Net loss from continuing operations                    $ (5,228)              $ (512)              $ (4,716)
      ------------------------------------------------------ -------------------- ------------------- ---------------------

      Per Share Data:
           Basic  and  diluted  net  loss  from  continuing
           operations per share                                    $ (0.34)                 N/A               $ (0.31)

      Weighted  average  shares used to calculate  earnings
      per common share amounts                                  15,370,000                  N/A              15,370,000



(1) Represents historical condensed consolidated statement of operations of the Company for the year ended December 31, 2002, derived from the audited consolidated financial statements of the Company included in the Annual Report on Form 10-K.

(2) Represents the results of operations for entities and net assets distributed to NPDC for the year ended December 31, 2002. Selling, general and administrative expenses include only those corporate expenses that were directly attributed to the operations of the NPDC entities. Interest expense includes a corporate allocation based upon the net assets distributed to NPDC as a percentage of the Company's total net assets as of December 30, 2002.

(3) Represents the pro forma condensed consolidated statement of operations of the Company as if the spin-off of NPDC occurred on January 1, 2002 and is not necessarily indicative of actual or future results of the continuing operations of the Company.

                            GP STRATEGIES CORPORATION
       UNAUDITED PRO FORMA CONDENSED CONSOLDIATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2001
                        (in thousands, except share data)

                                                                     GP                  Less
                                                                 Strategies              NPDC
                                                               Corporation (1)      Operations (2)       Pro Forma (3)
                                                               ---------------      --------------       -------------
      Sales                                                      $ 186,611             $ 11,189              $ 175,422
      Cost of sales                                                164,034                8,944                155,090
      ------------------------------------------------------ -------------------- ------------------- ---------------------
      Gross profit                                                  22,577                2,245                 20,332
      ------------------------------------------------------ -------------------- ------------------- ---------------------

      Selling, general & administrative expenses                   (20,744)              (4,549)               (16,195)

      ------------------------------------------------------ -------------------- ------------------- ---------------------
             Operating income (loss)                                 1,833               (2,304)                 4,137
      ------------------------------------------------------ -------------------- ------------------- ---------------------

      Interest expense                                              (4,733)                (345)                (4,388)
      Investment and other income, net                               4,470                   97                  4,373

      ------------------------------------------------------ -------------------- ------------------- ---------------------
          Income (loss) from operations before income tax
          expense                                                    1,570               (2,552)                 4,122
      ------------------------------------------------------ -------------------- ------------------- ---------------------

      Income tax expense                                            (2,515)              (1,071)                (1,444)

      ------------------------------------------------------ -------------------- ------------------- ---------------------
           Net income (loss) for continuing operations              $ (945)            $ (3,623)               $ 2,678
      ------------------------------------------------------ -------------------- ------------------- ---------------------

      Per Share Data:
           Basic  and  diluted   net  income   (loss)  from
           continuing operations per share                         $ (0.07)                 N/A                 $0.20

       Weighted  average shares used to calculate  earnings
      per common share amounts                                  13,209,000                  N/A             13,209,000



(1) Represents historical condensed consolidated statement of operations of the Company for the year ended December 31, 2001, derived from the audited consolidated financial statements of the Company included in the Annual Report on Form 10-K.

(2) Represents the results of operations for entities and net assets distributed to NPDC for the year ended December 31, 2001. Selling, general and administrative expenses include only those corporate expenses that were directly attributed to the operations of the NPDC entities. Interest expense includes a corporate allocation based upon the net assets distributed to NPDC as a percentage of the Company's total net assets as of December 30, 2001.

(3) Represents the pro forma condensed consolidated statement of operations of the Company as if the spin-off of NPDC occurred on January 1, 2001 and is not necessarily indicative of actual or future results of the continuing operations of the Company.

EXHIBIT NO.                     DESCRIPTION

99.1 GP Strategies Corporation Annual Report on Form 10-K for the fiscal year ended December 31, 2003, filed on April 14, 2004 and amended on April 29, 2004. *

99.2 GP Strategies Corporation Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2004, filed on November 15, 2004. *


*  Previously filed

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           GP Strategies Corporation




Date: December 1, 2004                     Scott N. Greenberg, President and
                                           Chief Financial Officer